Retirement Benefits - Percentage Point Change in Assumed Health Care Cost Trends (Details) - Other Pension Plans, Defined Benefit - Northfield Bancorp, Inc. [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Defined Benefit Plan Disclosure [Line Items]
Aggregate of service and interest components of net periodic cost (benefit), one percentage point increase	$ 4	$ 4
Aggregate of service and interest components of net periodic cost (benefit), one percentage point decrease	(4)	(4)
Effect on accumulated postretirement benefit obligation, one percentage point increase	85	85
Effect on accumulated postretirement benefit obligation, one percentage point decrease	$ (76)	$ (76)